THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                               EXCHANGE AGREEMENT

     THIS  EXCHANGE  AGREEMENT,  dated as of November 29,  2006,  is made by and
between  In  Veritas   Medical   Diagnostics,   Inc.,  a  Colorado   corporation
("Company"), and Triumph Small Cap Fund Inc. ( the "Purchaser").

     WHEREAS, in September 2005, the Company issued to Triumph Research Partners secured convertible debentures which have an outstanding principal amount, plus accrued interest, of $165,000 (the "Old Debentures"); and

     WHEREAS, the Purchaser is a designee of Triumph Research Partners; and

     WHEREAS, the Company and the Purchaser wish to provide for the terms and conditions pursuant to which (i) the Purchaser shall receive, in exchange for the Old Debentures, a secured subordinated convertible debenture (the "New Debenture") of the Company in an outstanding principal amount of $165,000 which is convertible into common stock of the Company at a conversion price of $0.05 per share;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

     1. Exchange of Old Debentures for New Debentures. The Company and the Purchaser hereby agree that the Old Debentures shall be exchanged for a New Debenture in an outstanding principal amount of $165,000 which is convertible into common stock at a conversion price of $0.05 per share.

     2. Closing. At the Closing, the Purchaser shall deliver the Old Debentures, and the Company shall deliver the New Debenture to the Purchasers.

     3. Further Assurances. In connection with the exchange of the Old Debentures, the Purchaser, by entering into this Exchange Agreement, agrees to execute all agreements and other documents as reasonably requested by the Company.

     4. Company Representations and Warranties and Covenants. The Company represents, warrants and covenants to the Purchaser as follows:

        a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

        b. Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 500,000,000 shares of common stock, $.001 par value per share, 58,178,467 shares of which are validly issued and outstanding and 50,000,000 shares of preferred stock, $.001 par value per share, 34,343,662 of which are validly issued and outstanding.

        c. Authority; Enforceability. The Company has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

        d. Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by the Company of any of the transactions contemplated hereby.

        e. Common Stock. All shares of the Company's Common Stock to be issued pursuant to this Agreement will be, when issued, free from liens, duly authorized, validly issued, fully paid and non-assessable.

        f. Most Favored Nation Exchange. From the date hereof until the date three (3) years after the date hereof, if the Company consummates an equity financing, including an equity-linked financing such as, but not limited to, a convertible notes financing or a unit financing of notes plus warrants (a "Subsequent Financing"), the Purchaser shall have the right to exchange the principal amount of the New Debenture for any of the securities issued in the Subsequent Financing at the Subsequent Financing price.

        g. No Other Representations or Warranties. Except as set forth above in this Section 4, no other representations or warranties, express or implied, are made in this Agreement by the Company to the Purchaser.

     5. Purchaser Representations and Warranties and Covenants. The Purchaser represents, warrants and covenants to the Company as follows:

        a. Investment Representation. Purchaser acknowledges that the Note is a restricted security, that Purchaser is acquiring the Note for its own account with the present intention of holding the Note for purposes of investment and not with a view to distribution within the meaning of the Securities Act of 1933, as amended and that the Note will bear a legend to such effect. Purchaser has relied solely on its independent investigation in making the decision to purchase the Note.

        b. Accredited Investor. The Purchaser represents that the Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act

        c. Registration Rights. The Purchasers shall not accept, and the Company shall not pay, any payments that may have been or may be required to be made by the Company to the Purchasers under the terms of the certain Registration Rights Agreement between the Company and the Purchasers, dated September 7, 2005, that arises from the failure of the Company to file timely, or the Securities and Exchange Commission to declare effective timely, any registration statement required to be filed by the Company for the benefit of any Purchaser.

        d. No Other Representations or Warranties. Except as set forth above in this Section 4, no other representations or warranties of any kind, express or implied, are made in this Agreement by Purchaser to the Company.

     6. Miscellaneous.

        a. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and shall not be limited or affected by any investigation by or on behalf of any party hereto.

        b. Further Assurances. Each of the Company and Purchaser will use its, as the case may be, best reasonable efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

        c. Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents, exhibits and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements, and understandings and communications, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        d. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

        e.   Counterparts.   This   Agreement   may  be   executed  in  multiple
counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

        f. Amendment and Modification. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

            IN VERITAS MEDICAL DIAGNOSTICS, INC.


            By: /s/ Martin Thorp
                -----------------
                Name:     Martin Thorp
                Title:    Chief Financial Officer



            TRIUMPH SMALL CAP FUND INC.

            By: /s/ Kenneth Orr
                ----------------
                Name: Kenneth Orr
                Title:   President